Exhibit 10.67

AMENDMENT NUMBER 1 TO EMPLOYMENT AGREEMENT DATED OCTOBER 12, 2010

BETWEEN CORNERWORLD CORPORATION AND SCOTT N. BECK

WITNESSETH:

WHEREAS, on October 12, 2010, CornerWorld Corporation and its Chief Financial Officer, V. Chase McCrea III (collectively the “Parties”) entered into an employment agreement retroactively effective to August 1, 2010 (the “Agreement”);

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter contained, and for other good and valuable consideration, notwithstanding any provisions of the Agreement to the contrary, the Parties hereto hereby agree to the following:

Pursuant to Item 1, the initial term of this Agreement shall commence on the Effective Date of this Agreement and continue for four (4) years (the "Initial Term").

Unless otherwise noted, all capitalized terms have the identical meaning as defined in the Agreement.

By:  /s/ V. Chase McCrea III

V. Chase McCrea, III

An individual

CORNERWORLD CORPORATION

By:  /s/ Scott N. Beck

Scott N. Beck

Chief Executive Officer